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                                                                    EXHIBIT 10.1

                            BROADBAND SPORTS, INC.

                          1998 EQUITY INCENTIVE PLAN

                                   ARTICLE I
                                PURPOSE OF PLAN

     The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article VIII.
                                                                   ------------

                                  ARTICLE II
                        EFFECTIVE DATE AND TERM OF PLAN

     2.1 Term of Plan. This Plan became effective as of the Effective Date and will continue in effect until the Expiration Date, at which time this Plan will automatically terminate.

     2.2 Effect on Awards. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

     2.3 Stockholder Approval. This Plan must be approved by the Company's stockholders within 12 months before or after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval will be subject to such stockholder approval and rescinded if stockholder approval is not obtained.

                                  ARTICLE III
                             SHARES SUBJECT TO PLAN

     3.1 Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan is equal to 15% of the number of shares of Common Stock authorized pursuant to the Company's Certificate of Incorporation as of the Effective Date, subject to adjustment as set forth in Section 3.4.
             -----------

     3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company.

     3.3 Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock
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issued pursuant to an Award that are reacquired by the Company pursuant to the terms of (a) the Award under which such shares were issued, or (b) any stockholder agreement entered into by a Recipient in connection with receipt or exercise of an Award, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. In
                                                             -----------
addition, shares of Common Stock subject to an Award that are delivered to or retained by the Company upon exercise to cover cashless exercise or tax withholding, and any shares of Common Stock underlying an Award that are not issued because the Award is settled in cash, will be available for grant of further Awards under this Plan as part of the shares available under Section
                                                                     -------
3.1.
---

     3.4  Adjustment Provisions.

          (a) Adjustments.  If the Company consummates any Reorganization in
              -----------
which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction, then an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (2) the number and kind
                                           -----------
of shares or other securities subject to then outstanding Awards; and/or (3) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

          (b) No Fractional Interests.  No fractional interests will be issued
              -----------------------
under the Plan resulting from any adjustments.

          (c) Adjustments Related to Company Stock.  To the extent any
              ------------------------------------
adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

          (d) Right to Make Adjustment.  The grant of an Award will not affect
              ------------------------
in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) Limitations.  No adjustment to the terms of an Incentive Stock
              -----------
Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

     3.5 Reservation of Shares. The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

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                                  ARTICLE IV
                            ADMINISTRATION OF PLAN

     4.1  Administrator.

          (a) Plan Administration.  This Plan will be administered by the Board
              -------------------
and may also be administered by a Committee of the Board appointed pursuant to
Section 4.1(b).
--------------

          (b) Administration by Committee.  The Board in its sole discretion may
              ---------------------------
from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time.

     4.2  Authority of Administrator.

          (a) Authority to Interpret Plan.  Subject to the express provisions of
              ---------------------------
this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

          (b) Authority to Grant Awards.  Subject to the express provisions of
              -------------------------
this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

          (c) Procedures.  Subject to the Company's charter or bylaws or any
              ----------
Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

     4.3 No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

     4.4  Amendments.

          (a) Plan Amendments.  The Administrator may at any time and from time
              ---------------
to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or
                          --------------
revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

          (b) Award Amendments.  The Administrator may at any time and from time
              ----------------
to time in its discretion, subject to Section 4.4(c) and compliance with
                                      --------------
applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable.

          (c) Limitation.  Except as otherwise provided in this Plan or in the
              ----------
applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

     4.5 Other Compensation Plans. The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

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     4.6  Successors.  Except as otherwise provided in an individual Award
Document, in the event of a Reorganization in which the Company is not the surviving entity or in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such Reorganization, each Award will terminate immediately prior to such Reorganization, unless the Award is assumed by the successors or assigns of the Company.

     4.7 References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

     4.8 Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

     4.9 Governing Law. This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

     4.10 Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

                                   ARTICLE V
                           GENERAL AWARD PROVISIONS

     5.1  Participation in Plan.

          (a) Eligibility to Receive Awards.  A person is eligible to receive
              -----------------------------
grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

          (b) Eligibility to Receive Incentive Stock Options.  Incentive Stock
              ----------------------------------------------
Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

          (c) Awards to Foreign Nationals.  Notwithstanding anything to the
              ---------------------------
contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of

Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2 Award Documents. Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

     5.3  Payment For Awards.

          (a) Payment of Exercise Price.  The exercise price or other payment
              -------------------------
for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

          (b) Company Assistance.  The Company may assist any person to whom an
              ------------------
Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.10.
                                                ------------

          (c) Cashless Exercise.  If permitted in any case by the Administrator
              -----------------
in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

          (d) No Precedent.  Recipients will have no rights to the assistance
              ------------
described in Section 5.3(b) or the exercise techniques described in Section
             --------------                                         -------
5.3(c), and the Company may offer or permit such assistance or techniques on an
------
ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

     5.4 No Employment Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are "at will" employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will determined by the Administrator and the Administrator's determination thereof will final and binding.

     5.5  Restrictions Under Applicable Laws and Regulations.

          (a) Government Approvals.  All Awards will be subject to the
              --------------------
requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

          (b) No Registration Obligation; Recipient Representations.  The
              -----------------------------------------------------
Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.6 Stockholder Agreement and Additional Conditions. Unless otherwise determined by the Company in any particular case, each Award consisting of equity securities or securities convertible or exercisable for equity securities shall be contingent upon the Recipient thereof, as a condition (which may be waived in any case by the Company) to the Company's issuance of equity securities to the Recipient pursuant to the Award, entering into a Stockholder Agreement not substantially inconsistent with the form thereof attached hereto as Exhibit A (the "Stockholder Agreement"), and any conflict between such an
   ---------
agreement and this Plan will be resolved in favor of the Plan. Subject to the California Securities Law and federal securities laws, any Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof.

     5.7 No Privileges re: Stock Ownership or Specific Assets. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the

Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.8 Nonassignability. No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a
                 -----------
qualified domestic relations order or, in the discretion of the Administrator and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, (i) any assignment or transfer of an Award will immediately result in the termination of vesting as of the date of transfer or assignment and (ii) Stock Options and stock purchase rights that are California Regulated Securities may not be transferred other than by will or the laws of descent and distribution at any time that this Plan is a California Regulated Plan, and Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of
Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

     5.9  Information To Recipients.

          (a) Provision of Information.  The Administrator in its sole
              ------------------------
discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations, provided that during such times as this Plan is a California Regulated Plan, holders of California Regulated Securities will receive financial statements of the Company to the extent required by the California Securities Rules.

          (b) Confidentiality.  The furnishing of financial and other
              ---------------
information that is confidential to the Company is subject to the Recipient's agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient's position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.9(b) (which acknowledgment is not to be a
                       --------------
condition to Recipient's obligations under this Section 5.9(b)).
                                                ---------------

     5.10 Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date that such delivery or withholding, as the case may be, is determined.

     5.11 Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The Award Documents and share certificates may also contain legends reflecting the restrictions and rights contained in the Stockholder Agreement as long as such restrictions and rights are applicable. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

     5.12  Effect of Termination of Employment on Awards.

           (a) Termination of Vesting.  Notwithstanding anything to the contrary
               ----------------------
herein, but subject to the California Securities Rules, and subject to Section
                                                                       -------
5.12(b), Awards will be exercisable by a Recipient (or the Recipient's successor
-------
in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination and are not forfeited pursuant to Section 5.15.
                                                      ------------

           (b) Alteration of Vesting and Exercise Periods.  Notwithstanding
               ------------------------------------------
anything to the contrary herein, but subject to the California Securities Rules, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient's termination of employment during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

           (c) Leave of Absence.  In the case of any employee on an approved
               ----------------
leave of absence, unless the Administrator makes such provisions respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, vesting of any Award shall be discontinued for the period of the leave of absence and shall resume again at the conclusion of the leave of absence with no credit given for the period of the leave, provided that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

           (d) General Cessation.  Except as otherwise set forth in this Plan or
               -----------------
an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient's rights thereunder, will terminate upon termination for any reason of such Recipient's employment with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

     5.13 Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company and such underwriter for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this
Section 5.13.  Each lead underwriter of a public offering of the Company's
------------
stock, during the period of such offering and for the period of not more than 365 days thereafter, is an intended beneficiary of this Section 5.13.
                                                        -------------

     5.14 Restrictions on Common Stock and Other Securities. Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

     5.15 Cancellation and Recision of Awards. Unless an Award Document or other separate written agreement binding upon the Company provides otherwise, the Administrator may cancel any unexpired, unpaid or deferred Award (whether or not vested) at any time if the Recipient thereof fails at any time to comply with all applicable provisions of the Award Document or this Plan, or does any of the following:

           (a) During employment or engagement with the Company or any Affiliated Entity or at any time within 365 days after termination of employment or engagement with the Company or any Affiliated Entity, renders services for any organization or engages directly or indirectly in any business that, in the judgment of the Administrator or any person specifically designated by the Administrator, is competitive with the Company or any Affiliated Entity, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the business or interests of the Company or any Affiliated Entity. For a Recipient whose employment has terminated, the judgment of the Administrator or any person specifically designated by the Administrator shall be based upon the Recipient's position and responsibilities while employed by the Company or any Affiliated Entity, the Recipient's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company or any Affiliated Entity and the other organization or business, the effect on the customers, suppliers and competitors of the Company or Affiliated Entity of the Recipient's assuming the post-employment position, the guidelines established in any employee handbook, any employment agreement with the Recipient, and such other considerations as are deemed by the Company to be relevant given the applicable facts and circumstances.

          (b) During employment or engagement with the Company or any Affiliated Entity or at any time thereafter, fails to comply with any confidentiality agreement with the Company or any Affiliated Entity to which the Recipient is party, or with the policies of the Company or Affiliated Entity regarding nondisclosure of confidential information, or without prior written authorization from the Company or any Affiliated Entity, discloses to anyone outside the Company or any Affiliated Entity, or uses for any purpose or in any context other than in performance of the Recipient's duties to the Company or any Affiliated Entity, any confidential or trade secret information of the Company.

          (c) During employment or engagement with the Company or any Affiliated Entity or at any time thereafter, fails to comply with any agreement with the Company or any Affiliated Entity regarding assignment of inventions, or to otherwise disclose promptly and assign to the Company or any Affiliated Entity all right, title and interest in any invention or idea, patentable or not, made or conceived by the Recipient during and within the scope of employment or engagement by the Company or any Affiliated Entity, relating in any manner to the actual or anticipated business, research, or development work of the Company or any Affiliated Entity, or to do anything reasonably necessary to enable the Company or any Affiliated Entity to secure a patent where appropriate in the United States and other countries.

          (d) During employment or engagement with the Company or any Affiliated Entity or at any time thereafter, breaches any agreement with or duty to the Company or any Affiliated Entity.

      Upon and as a condition to exercise of any Award, a Recipient shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of this Plan and any applicable Award Document and has not done any of the things described in this Section 5.15. Furthermore, if a
                                             ------------
Recipient does any of the things described in this Section 5.15 within 180 days
                                                   ------------
after any exercise, payment or delivery pursuant to an Award, the Company may rescind such exercise, payment or delivery. The Company shall notify the Recipient in writing of any such recision within two years after such exercise, payment or delivery. Within ten days after receiving such notice from the Company, a Recipient shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award. Such payment shall be made by returning to the Company all shares of capital stock that the Recipient received in connection with the rescinded exercise, payment or delivery, or if such shares have been transferred by the Recipient, then by paying in cash to the Company the Fair Market Value thereof at the time of transfer. To assist in enforcement of the Company's recision right described above, the Company may, in its discretion, retain any Common Stock or other consideration otherwise deliverable to a Recipient in connection with an Award until the recision period described above has lapsed.

                                  ARTICLE VI
                                    AWARDS

     6.1  Stock Options.

          (a) Nature of Stock Options.  Stock Options may be Incentive Stock
              -----------------------
Options or Nonqualified Stock Options.

          (b) Option Exercise Price.  The exercise price for each Stock Option
              ---------------------
will be determined by the Administrator as of the date such Stock Option is granted. Subject to Section 4.4(b), the exercise price may be greater than or
                     --------------
less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant, provided that in no event may the exercise price per share be less than the par value, if any, per share of the Common Stock subject to the Stock Option, and provided further that the exercise price of Stock Options that are California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant, or 110% of the Fair Market Value of the Common Stock as of the date of grant in the case of Stock Options granted to Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

          (c) Option Period and Vesting.  Stock Options granted hereunder will
              -------------------------
vest and may be exercised as determined by the Administrator, except that (i) Stock Options that are California Regulated Securities granted while this Plan is a California Regulated Plan will vest and become exercisable at the rate of at least 20% per year over five years from the date of grant, and (ii) exercise of Stock Options after termination of the Recipient's employment shall be subject to Section 5.12. Each Stock Option granted hereunder and all rights or
           ------------
obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

          (d) Exercise of Stock Options.  The exercise price for Stock Options
              -------------------------
will be paid as set forth in Section 5.3.  No Stock Option will be exercisable
                             -----------
except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit B hereto or such other form as the Company may specify from time to
---------
time, together with payment of the exercise price in accordance with Section 5.3
                                                                     -----------
and any amounts required under Section 5.10 or, with permission of the
                               ------------
Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section
                                                                      -------
5.10, or any applicable section of or regulation under the IRC.
----

          (e)  Termination of Employment.
               -------------------------

               (i)   Termination for Just Cause. Subject to Section 5.12 and
                     --------------------------             ------------
except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, or, with respect to California Regulated Securities, as required by the California Securities Rules while this Plan is a California Regulated Plan, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

               (ii)  Termination Other Than for Just Cause. Subject to Section
                     -------------------------------------             -------
5.12 and except as otherwise provided in a written agreement between the Company
----
or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, if a Recipient's employment with the Company or any Affiliated Entity terminates for:

                     (A) any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient's Awards will cease vesting as of the date of employment termination and such Awards, whether or not vested, will expire and become unexercisable as of the earlier of: (x) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (y) 90 days after the date of employment termination.

                     (B) death or Permanent Disability or Retirement, the Recipient's unexercised Awards will, whether or not vested, expire and become unexercisable as of the earlier of: (x) the date such Awards would expire in accordance with their terms had the Recipient remained employed; and (y) 365 days after the date of employment termination.

          (f)  Special Provisions Regarding Incentive Stock Options.
               ----------------------------------------------------
Notwithstanding anything herein to the contrary,

               (i) The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

               (ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

               (iii) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section
                                                                    -------
6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as
----------
Incentive Stock Options, up to such limit.

     6.2  Performance Awards.

          (a)  Grant of Performance Award.  Subject to California Securities
               --------------------------
Rules, the Administrator will determine in its discretion the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

          (b)  Payment of Award.  Upon satisfaction of the conditions applicable
               ----------------
to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

     6.3  Restricted Stock.

          (a)  Award of Restricted Stock.  The Administrator will determine,
               -------------------------
subject to applicable law, the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse, provided that the Purchase Price (if any) for Restricted Stock that constitutes California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant or purchase, or 100% of the Fair Market Value of the Common Stock as of the date of grant to or purchase by Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

          (b)  Requirements of Restricted Stock.  All shares of Restricted Stock
               --------------------------------
granted or sold pursuant to this Plan will be subject to the following conditions:

               (i)   No Transfer. The shares may not be sold, assigned,
                     -----------
transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

               (ii)  Certificates.  The Administrator may require that the
                     ------------
certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

               (iii) Restrictive Legends. Each certificate representing
                     -------------------
Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

               (iv)  Other Restrictions. The Administrator may impose such other
                     ------------------
conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

          (c)  Lapse of Restrictions.  The restrictions imposed upon Restricted
               ---------------------
Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator consistent with applicable laws.

          (d)  Rights of Recipient.  Subject to the provisions of Section 6.3(b)
               -------------------                                --------------
and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

          (e)  Termination of Employment.  Unless the Administrator in its
               -------------------------
discretion determines otherwise, and notwithstanding the Stockholder Agreement, if a Recipient's employment with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment may be repurchased by the Company at its discretion at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration. Shares no longer subject to the restrictions imposed in connection with the grant will be governed by the Stockholder Agreement.

     6.4  Stock Appreciation Rights.

          (a)  Granting of Stock Appreciation Rights.  The Administrator may at
               -------------------------------------
any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

          (b)  SARs Related to Options.
               -----------------------

               (i) A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option
                                          -------------------
will, to the extent surrendered, then cease to be exercisable.

               (ii) A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

               (iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

          (c)  SARs Unrelated to Options.  The Administrator may grant Stock
               -------------------------
Appreciation Rights unrelated to Stock Options.  Section 6.4(b)(iii) will govern
                                                 -------------------
the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

          (d)  Limits.  Notwithstanding the foregoing, the Administrator, in its
               ------
discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

          (e)  Payments.  Payment of the amount determined under the foregoing
               --------
provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     6.5 Stock Payments. The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

     6.6 Dividend Equivalents. The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend

Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine.

     6.7 Stock Bonuses. The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

     6.8 Stock Sales. The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

     6.9 Phantom Stock. The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

     6.10 Other Stock-Based Benefits. The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

                                  ARTICLE VII
                                 SEVERABILITY

     If any provision of this Plan, or the application of such provision to any person or circumstances, is held invalid or unenforceable, the remainder of this Plan, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall continue in full force without being impaired or invalidated.


                                 ARTICLE VIII
                                  DEFINITIONS

     Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

     "Administrator" means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

     "Affiliated Entity" means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

     "Applicable Dividend Period" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

     "Award" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

     "Award Document" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

     "Board" means the Board of Directors of the Company.

     "California Commissioner" means the Commissioner of Corporations of the State of California.

     "California Regulated Plan" means this Plan at any time that Awards and securities underlying Awards are California Regulated Securities and the Company relies upon the exemption provided by Section 25102(o) of the California Securities Law (or another exemption imposing comparable requirements) to exempt the issuance of securities under this Plan from qualification under the California Securities Law.

     "California Regulated Securities" means Awards and securities underlying Awards that are subject to the California Securities Law or the California Securities Rules.

     "California Securities Law" means the California Corporate Securities Law of 1968, as amended.

     "California Securities Rules" means the Rules of the California Commissioner adopted under the California Securities Law.

     "Committee" means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.
                 -----------

     "Common Stock" means the common stock of the Company, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.
                                                 -----------

     "Company" means Broadband Sports, Inc., a Delaware corporation.

     "Dividend Equivalent" means a right granted by the Company under Section
                                                                      -------
6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award
---
denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

     "Effective Date" means December 7, 1998, which is the date this Plan was adopted by the Board whether or not stockholder approval had yet been obtained as of such date.

     "Eligible Person" includes directors, officers, employees, consultants and advisers of the Company or of any Affiliated Entity.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Act Registered Company" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

     "Expiration Date" means the tenth (10th) anniversary of the Effective Date.

     "Fair Market Value" of a share of the Company's capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the arithmetic mean of the highest and lowest sale prices of the stock for the trading day immediately preceding such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, which need not necessarily be the Purchase Price under the Stockholder Agreement; provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company shall consider such factors as may be required by the California Securities Law and the California Securities Rules while this Plan is a California Regulated Plan, and may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

     "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "Just Cause Dismissal" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's President or Chief Executive Officer or the Recipient's superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient does any of the things described in Section 5.15; or (vi) any other
                                              ------------
conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient's employment with the Company or any Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

     "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

     "Other Stock-Based Benefits" means an Award granted under Section 6.10.
                                                               ------------

     "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

     "Performance Award" means an Award under Section 6.2, payable in cash,
                                              -----------
Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the Award.

     "Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three (3) consecutive months or six (6) months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent
                                                       --------------
Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

     "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

     "Phantom Stock" means an Award granted under Section 6.9.
                                                  -----------

     "Plan" means this 1998 Equity Incentive Plan of the Company.

     "Plan Term" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

     "Purchase Price" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

     "Recipient" means a person who has received an Award.

     "Reorganization" means any merger, consolidation or other reorganization.

     "Restricted Stock" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk
      -----------
of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

     "Retirement" of a Recipient means the Recipient's resignation from the Company or any Affiliated Entity after reaching age 60 and at least five years of full-time employment by the Company or any Affiliated Entity without any circumstances that would justify a Just Cause Dismissal of the Recipient.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stockholder Agreement" has the meaning set forth in Section 5.6.
                                                          -----------

     "Significant Stockholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

     "Stock Appreciation Right" or "SAR" means a right granted under Section 6.4
                                                                     -----------
to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

     "Stock Bonus" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for
                             -----------
any other valid consideration under applicable law.

     "Stock Payment" means a payment in shares of the Company's Common Stock under Section 6.5 to replace all or any portion of the compensation or other
      -----------
payment (other than base salary) that would otherwise become payable to the Recipient in cash.

     "Stock Option" means a right to purchase stock of the Company granted under
Section 6.1 of this Plan.
-----------

     "Stock Sale" means a sale of Common Stock to an Eligible Person under
Section 6.8.
-----------

     "Subsidiary Corporation" means any Subsidiary Corporation as defined in
Section 424(f) of the IRC.

                                   EXHIBIT A
                                      to

                            BROADBAND SPORTS, INC.
                          1998 EQUITY INCENTIVE PLAN

                             STOCKHOLDER AGREEMENT


     This Stockholder Agreement (this "Agreement") is made effective as of ___________________________, ___, by and among Broadband Sports, Inc., a
Delaware corporation (the "Company"), and each of the Company's stockholders party hereto as evidenced by such stockholder's execution of the signature pages hereof or receipt in transfer of stock of the Company from another party hereto.

     The Company and its Stockholders (as defined below) desire to impose certain restrictions and obligations on themselves and the stock of the Company owned by each of the Stockholders.

     Therefore, in consideration of the foregoing premises and the mutual promises and agreements of the parties hereto and other good and valuable consideration, the parties hereto hereby agree as follows:

                                      I.
                                  DEFINITIONS

     Capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them below.

     "Affiliate" of the Company means any entity controlling, controlled by, or under common control with the Company.

     "Majority Consent" to an action means consent to such action by Stockholders possessing more than fifty percent (50%) of the total voting interest represented by all outstanding voting securities of the Company owned by Qualified Stockholders.

     "Plan" means the Broadband Sports, Inc. 1998 Equity Incentive Plan.

     "Qualified Stockholder" at any time means any Stockholder who is at that
                                                                         ----
time (i) an officer, director, or employee of the Company or any Affiliate or
(ii) a consultant, independent contractor or adviser of the Company who received equity securities or securities convertible or exercisable for equity securities pursuant to an Award (as defined in the Plan) granted under the Plan.

     "Stockholder" at any time means each person or entity who at that time owns Shares and is party to this Agreement. No person will be a "Stockholder" entitled to the benefits of this Agreement at any time that such person is not bound by this Agreement.

     "Shares" means all equity securities of the Company now owned or hereafter acquired.

     "Special Consent" to an action means consent to such action by Stockholders possessing more than sixty-six and two-thirds percent (66 2/3%) of the total voting interest represented by all outstanding voting securities of the Company owned by Qualified Stockholders.

     "Transfer" means any transfer, sale, assignment, pledge, mortgage, hypothecation, encumbrance, gift, grant, bequest, or other disposition of any kind, of any Shares or any direct or indirect, contingent or non-contingent, beneficial interest in any Shares. Without limitation, any transfer or allocation of any rights in Shares upon death, pursuant to a marital dissolution (whether by agreement or court decree), a voluntary or involuntary bankruptcy or insolvency petition or proceeding, or any other court order or process shall be a Transfer for purposes of this Agreement. Notwithstanding the foregoing, however, any Transfer approved by Majority Consent shall not be considered to be a Transfer for purposes of this Agreement.

                                      II.
                           RESTRICTIONS ON TRANSFER

     2.01 Invalidity of Transfer Not Complying With This Agreement. No Transfer or attempted Transfer in contravention of this Agreement will be effective for any purpose or confer on any transferee or attempted transferee any rights whatsoever.

     2.02 Legend on Share Certificates. Certificates representing Shares shall be stamped in a prominent manner with the following legend:

     "The transfer, sale, assignment, pledge, mortgage, hypothecation, encumbrance, gift or other disposition of the Shares represented by this certificate is restricted by a Stockholder Agreement, a copy of which may be obtained at the principal office of this corporation."

     2.03 Stop Transfer. The Company shall not recognize, and shall issue appropriate instructions to its transfer agent (if any) to stop, any Transfer or attempted Transfer in contravention of this Agreement.

                                     III.
                            CONDITIONS OF TRANSFER

     3.01  Rights on Transfer.  Except as provided in Section 3.03 and subject
                                                      ------------
to Article IV, if any Stockholder desires or is required to make any Transfer,
   ----------
before such Transfer may be made, the Company and all other Qualified Stockholders shall have the right (but not the obligation) to purchase, at the Purchase Price (as defined in Article VI) and under the terms and conditions
                              ----------
specified herein, any and all of the Shares potentially subject to such Transfer.

     3.02  Exercise of Rights.

           (a) Written Notice.  The transferring Stockholder shall give written
               --------------
notice (for purposes of this Article III, the "Request to Transfer") to the
                             -----------
Company and to the other Qualified Stockholders of the number of Shares subject to the proposed Transfer (the "Transfer Shares") and the proposed terms of such Transfer, including the identity of the proposed transferee and the price and other material terms, if any, of the proposed Transfer.

           (b) The Company's Right.  The Company shall have thirty (30) days
               -------------------
after its receipt of a Request to Transfer under this Article III (for purposes
                                                      -----------
of this Article III, the "Company's Purchase Period") during which to exercise
        -----------
its right to purchase, on the terms described in Article VI, the Transfer Shares
                                                 ----------
or any portion thereof by giving written notice to the transferring Stockholder and the other Qualified Stockholders of the number of Transfer Shares, if any, as to which the Company is exercising its right. The Company's failure to give written notice within the Company's Purchase Period shall be deemed an election by the Company not to purchase any Transfer Shares.

           (c) Non-Transferring Qualified Stockholders' Rights.  If and to the
               -----------------------------------------------
extent that the Company does not exercise its right to purchase all of the Transfer Shares, each non-transferring Qualified Stockholder shall have thirty
(30) days after the expiration of the Company's Purchase Period or earlier delivery by the Company of the notice of non-purchase described in Section
                                                                   -------
3.02(b) (for purposes of this Article III, the "Qualified Stockholders' Purchase
-------                       -----------
Period") during which to exercise such Qualified Stockholder's right to purchase, on the terms described in Article VI, some or all of such Qualified
                                    ----------
Stockholder's Pro Rata Portion (as defined below) of the Transfer Shares not being purchased by the Company by giving written notice to the Company and the other Qualified Stockholders of the number of Transfer Shares, if any, as to which such Qualified Stockholder is exercising such Qualified Stockholder's purchase right. The failure by a Qualified Stockholder to give written notice within the Qualified Stockholders' Purchase Period shall be deemed an election by the Qualified Stockholder not to purchase any of the applicable Transfer Shares. For purposes of this Section 3.02(c), a Qualified Stockholder's "Pro
                              ---------------
Rata Portion" of the Transfer Shares not being purchased by the Company shall be a portion of such Shares equal to the total number of such Shares multiplied by a fraction, the numerator of which shall be the number of Shares of the same class and series as the Transfer Shares that such Qualified Stockholder owns beneficially or is entitled to receive upon conversion or exercise of securities (whether or not vested) issued by the Company, and the denominator of which shall be the aggregate number of Shares of the same class and series as the Transfer Shares that all Qualified Stockholders other than the transferring Stockholder own beneficially or are entitled to receive upon conversion or exercise of securities (whether or not vested) issued by the Company. Following the foregoing allocation, if any Transfer Shares remain, the Qualified Stockholders who have taken their full Pro Rata Portions thereof shall have the right to purchase the balance of the unallocated Transfer Shares in proportion to their relative Pro Rata Portions immediately prior to the first allocation, and this process will continue iteratively until either all Transfer Shares have been allocated, or until no Qualified Stockholder wishes to purchase any remaining Transfer Shares. If at the time contemplated by this Section 3.02(c)
                                                                ---------------
there are no other Shares of the same class and series as the Transfer Shares outstanding or issuable upon conversion or exercise of securities issued by the Company, the allocations contemplated by this Section 3.02(c) will be made on
                                              ---------------
the basis of all Shares outstanding or underlying options or other convertible securities rather than Shares of the same class and series as the Transfer Shares.

           (d) Shares Not Purchased.  The Stockholder proposing to make a
               --------------------
Transfer may Transfer any Transfer Shares not being purchased by the Company or non-transferring Qualified Stockholders at any time within one hundred twenty
(120) days after the expiration of the Qualified Stockholders' Purchase Period or earlier delivery by all Qualified Stockholders of the notice of non-purchase described in Section 3.02(c); provided, however, that (i) such Transfer shall be
             ---------------
on terms no more favorable to the transferee than the terms specified in the applicable Request to Transfer, (ii) the transferring Stockholder has obtained Majority Consent to the person or entity to which the Transfer will be made and the terms of the Transfer, which consent will not be unreasonably withheld, provided that the Stockholders may withhold consent, in their sole discretion, to any lien or encumbrance upon Shares, and (iii) the transferee shall first enter into this Agreement or otherwise agree in writing to be bound by and hold the transferred Shares or interest therein pursuant to this Agreement.

           (e) No Written Notice by Transferring Stockholder.  If a Stockholder
               ---------------------------------------------
purports to make a Transfer without providing a Request to Transfer, or a purported Transfer is made or required to be made pursuant to a court order, the Company's Purchase Period shall be deemed to start on the date on which the Company's President or Chief Executive Officer obtains actual and complete knowledge of the purported Transfer or order. Promptly after obtaining such knowledge, the Company shall provide written notice of such purported Transfer or order to the non-transferring Qualified Stockholders. Any such purported Transfer or order shall be subject to the rights of the Company and the other Qualified Stockholders hereunder.

     3.03 Rights on Dissolution of Marriage. In the event of the dissolution of the marriage of a Stockholder (the "Divorced Stockholder") and the division of the property of the Divorced Stockholder and the Divorced Stockholder's spouse (the "Divorced Spouse"), the Divorced Spouse, by executing a Spousal Consent in substantially the form of Exhibit I to this Agreement, agrees to
                                     ---------
accept other property in lieu of any interest which the Divorced Spouse may assert in any Shares or under this Agreement. In the event there is not sufficient marital or separate property to compensate the Divorced Spouse for any interest the Divorced Spouse may assert in Shares or under this Agreement, or if for any other reason there is a Transfer or award of any interest in Shares to the Divorced Spouse, such Transfer or award shall be treated as a proposed Transfer subject to Section 3.01. Any Shares retained by the Divorced
                             ------------
Stockholder and not transferred to the Divorced Spouse shall not become subject to the purchase rights under this Agreement as a result of the divorce or any Transfer to the Divorced Stockholder of the Divorced Spouse's interest in such Shares. Stockholders shall cause their respective current and future spouses to execute and deliver to the Company a Spousal Consent in substantially the form of Exhibit I. For purposes of this Section 3.03, when Shares are owned by a
   ---------                        ------------
trust or as community or marital property or as joint tenants or tenants in common, the trustee or beneficiary or spouse who is a Qualified Stockholder or a direct lineal descendant of a Qualified Stockholder shall be deemed to be the Stockholder of such Shares and the Divorced Stockholder for purposes of this Section 3.03.
                 ------------

                                      IV.
                            DEATH OF A STOCKHOLDER

     4.01 Rights on Death. Any Transfer or purported Transfer of Shares or interests therein owned by a deceased Stockholder (the "Decedent's Shares") shall be subject to the rights as set forth in this Article IV (but no
                                                    ----------
obligation) of the Company and the Qualified Stockholders to purchase some or all of the Decedent's Shares at the Purchase Price and under the terms and conditions hereinafter specified.

     4.02  Exercise of Rights.

           (a) Written Notice.  The legal representative of a deceased
               --------------
Stockholder shall give written notice (for the purposes of this Article IV, the
                                                                ----------
"Request to Transfer") to the Company and the Qualified Stockholders of the number of Decedent's Shares subject to a proposed Transfer (whether by testamentary disposition, the laws of descent and distribution, or otherwise) and the proposed terms of such Transfer, including the identity of the proposed transferee and the price and other material terms, if any, of the proposed transfer.

           (b) The Company's Right.  The Company shall have ninety (90) days
               -------------------
after its receipt of a Request to Transfer under this Article IV (for purposes
                                                      ----------
of this Article IV, the "Company's Purchase Period") during which to exercise
        ----------
its right to purchase, on the terms described in Article VI, the Decedent's
                                                 ----------
Shares or any portion thereof by giving written notice to the Qualified Stockholders and to the legal representatives of the estate of the deceased Stockholder of the number of the Decedent's Shares, if any, as to which the Company is exercising its right. The Company may exercise its right with respect to all or any portion of the Decedent's Shares. The Company's failure to give written notice within the Company's Purchase Period shall be deemed an election by the Company not to purchase any Decedent's Shares.

           (c) Qualified Stockholders' Rights.  If and to the extent that the
               ------------------------------
Company does not exercise its right to purchase all of the Decedent's Shares, each Qualified Stockholder shall have sixty (60) days after the expiration of the Company's Purchase Period or earlier delivery by the Company of the notice of non-purchase described in Section 4.02(b) (for purposes of this Article IV,
                             ---------------                       ----------
the "Qualified Stockholders' Purchase Period") during which to exercise such Stockholder's right to purchase, on the terms described in Article VI, some or
                                                           ----------
all of such Qualified Stockholder's Pro Rata Portion (as defined below) of the Decedent's Shares not being purchased by the Company by giving written notice to the Company, the other Qualified Stockholders and the legal representative of the estate of the deceased Stockholder of the number of such Shares, if any, as to which such Qualified Stockholder is exercising such Qualified Stockholder's purchase right. The failure by a Qualified Stockholder to give written notice within the Qualified Stockholder's Purchase Period shall be deemed an election by the Qualified Stockholder not to purchase any of the applicable Decedent's Shares. For purposes of this Section 4.02(c), a Qualified Stockholder's "Pro
                              ---------------
Rata Portion" of the Decedent's Shares not
being purchased by the Company shall be a portion of such Shares equal to the total number of such Shares multiplied by a fraction, the numerator of which shall be the number of Shares of the same class and series as the Decedent's Shares that such Qualified Stockholder owns beneficially or is entitled to receive upon conversion or exercise of securities (whether or not vested) issued by the Company, and the denominator of which shall be the aggregate number of Shares of the same class and series as the Decedent's Shares that all Qualified Stockholders own beneficially or are entitled to receive upon conversion or exercise of securities (whether or not vested) issued by the Company. Following the foregoing allocation, if any Decedent's Shares remain, the Qualified Stockholders who have taken their full Pro Rata Portions thereof shall have the right to purchase the balance of the unallocated Decedent's Shares in proportion to their relative Pro Rata Portions immediately prior to the first allocation, and this process will continue iteratively until either all Decedent's Shares have been allocated, or until no Qualified Stockholder wishes to purchase any remaining Decedent's Shares. If, at the time contemplated by this Section
                                                                  -------
4.02(c), there are no other Shares of the same class and series as the
-------
Decedent's Shares outstanding or issuable upon conversion or exercise of securities issued by the Company, the allocations contemplated by this Section
                                                                       -------
4.02(c) will be made on the basis of all Shares outstanding or underlying
-------
options or other convertible securities rather than Shares of the same class and series as the Transfer Shares.

           (d) Shares Not Purchased.  Decedent's Shares not being purchased by
               --------------------
the Company or Qualified Stockholders may thereafter be Transferred in compliance with applicable law, provided, however, that (i) the transferor has obtained Majority Consent to the person or entity to which the Transfer will be made and the terms of the Transfer, which will not be unreasonably withheld, provided that the Stockholders may withhold consent, in their sole discretion, to any lien or encumbrance upon Shares, and (ii) the transferee shall first enter into this Agreement or otherwise agree in writing to be bound by and hold the transferred Decedent's Shares or interest therein pursuant to this Agreement.

           (e) No Notice. If a Transfer of Decedent's Shares is purportedly made
               ---------
in the absence of a Request to Transfer, or a purported Transfer is made or required to be made pursuant to a court order, the Company's Purchase Period shall be deemed to start on the date on which the Company's President or Chief Executive Officer obtains actual knowledge of the purported Transfer or order. Promptly after obtaining such knowledge, the Company shall provide written notice of such purported Transfer or order to the Qualified Stockholders. Any such purported Transfer or order shall be subject to the rights of the Company and the Qualified Stockholders hereunder.

           (f) Legal Representatives.  In the event that a legal representative
               ----------------------
of the estate of the deceased Stockholder has not been appointed within sixty-five (65) days after such Stockholder's death, the written notices which would otherwise be given to such legal representative shall be given to the deceased Stockholder's heirs at law.

                                      V.
                                  REPURCHASE

     5.01 Right of Repurchase. In the event of termination of any Stockholder's employment, directorship, consultancy, or contractual relationship with the Company or any Affiliate, voluntarily or involuntarily, for any reason whatsoever (with or without cause), including death, disability or retirement, that does not trigger Article III or Article IV hereof (a "Repurchase Event"),
                      -----------    ----------
the Company and, in the Company's discretion, the Qualified Stockholders other than the Stockholder involved in the Repurchase Event (the "non-Affected Stockholders"), shall have the right (the "Repurchase Right") (but not the obligation) to purchase, at the Purchase Price as defined below and under the terms and conditions specified herein, any or all of the Shares owned by the Stockholder involved in the Repurchase Event (the "Affected Stockholder"), including without limitation Shares acquired by the Affected Stockholder after the Repurchase Event (the "Repurchase Shares"). The Repurchase Right may be exercised with respect to any Repurchase Shares selected by the Company or the non-Affected Qualified Stockholders in their discretion, and no Affected Stockholder will have any right to have any Repurchase Shares purchased or not purchased.

     5.02  Exercise of Repurchase Right.

           (a) The Company's Right.  The Company may exercise its right to
               -------------------
purchase Repurchase Shares or any portion thereof at any time within ninety (90) days after the Repurchase Event (or, if later, within ninety (90) days after receiving notice of acquisition by the Affected Stockholder of Shares following the Repurchase Event), by giving written notice to the Affected Stockholder and the non-Affected Stockholders of the Repurchase Shares as to which the Company is exercising its right.

           (b) Non-Affected Stockholders' Rights.  The Company may from time to
               ---------------------------------
time in its discretion (but will have no obligation to) permit non-Affected Stockholders to purchase some or all of such non-Affected Stockholders' Pro Rata Portions (as defined below) of the Repurchase Shares, or any portion thereof designated by the Company, not being purchased at that time by the Company. The Company shall exercise this right by notice to the non-Affected Stockholders, each of whom may then exercise the right to purchase Repurchase Shares by giving written notice to the Company, the Affected Stockholder, and the non-Affected Stockholders of the number of Repurchase Shares as to which such Stockholder is exercising such Stockholder's purchase right. The failure by a non-Affected Stockholder to give written notice within fifteen (15) days after receipt of the Company notice will be deemed an election by the Stockholder not to purchase any of the applicable Repurchase Shares. For purposes of this Section 5.02(b), a
                                                           ---------------
non-Affected Stockholder's "Pro Rata Portion" of the designated Repurchase Shares not being purchased by the Company shall be a portion of such Shares equal to the total number of such Shares multiplied by a fraction, the numerator of which shall be the number of Shares of the same class and series as the designated Repurchase Shares that such non-Affected Stockholder owns beneficially or is entitled to receive upon conversion or exercise of securities (whether or not vested) issued by the Company, and the denominator of which shall be the aggregate number of Shares of the same class and series as the designated Repurchase Shares that all non-Affected Stockholders own beneficially or are entitled to receive upon conversion or exercise of securities (whether or not vested) issued by the Company. Following the foregoing allocation, if any Repurchase Shares remain, the non-Affected Stockholders who have taken their full Pro Rata Portions thereof shall have the right to purchase the balance of the unallocated Repurchase Shares in proportion to their relative Pro Rata Portions immediately prior to the first allocation, and this process will continue iteratively until either all Repurchase Shares have been allocated, or until no non-Affected Stockholder wishes to purchase any remaining Repurchase Shares. If, at the time contemplated by this Section 5.02(b), there are no other Shares of the same
                     ---------------
class and series as the designated Repurchase Shares outstanding or issuable upon conversion or exercise of securities issued by the Company, the allocations contemplated by this Section 5.02(b) will be made on the basis of all Shares
                     ---------------
outstanding or underlying options or other convertible securities rather than Shares of the same class and series as the Repurchase Shares.

                                      VI.
                          PURCHASE PRICE AND PAYMENT

     6.01 Initial Purchase Price. The "Purchase Price" applicable to the purchase by the Company or any Qualified Stockholder of any Shares pursuant to this Agreement shall be the lesser of (a) the proposed sale price specified in the Request to Transfer, if applicable, and (b) $___________ per Share (which is agreed to be a fair estimate of the fair market value of the Company's stock as of the date hereof), subject to adjustment as provided in Section 6.02 (the
                                                          ------------
"Agreed Price"), but in no event will the Purchase Price be less than the minimum price, if any, required under the applicable law. Notwithstanding the foregoing, however, the Company or any Stockholder may in its discretion (but shall have no obligation to) pay any such higher price for any Shares pursuant to this Agreement as the Company or such Stockholder may determine, provided that such a discretionary higher price paid by the Company or any Stockholder for certain Shares shall not create any obligation upon the Company or any Stockholder to pay any discretionary higher price for any other Shares.

     6.02 Adjusted Purchase Price. During the ninety (90) day period immediately preceding the commencement of each calendar year commencing with the ninety (90) day period prior to calendar year 1999 (the "Pricing Period" for the ensuing year) the Company and the Stockholders acting by Special Consent shall agree in writing upon the Agreed Price (which shall be a good faith estimate of the fair market value of the Company's stock) relevant to any Transfer that might occur during such immediately following calendar year. If for any reason the Company and the Stockholders do not fix the Agreed Price as aforesaid or cannot agree on the Agreed Price for any calendar year, the Agreed Price for such calendar year shall be the then fair market value of the Shares as of the last day of the Pricing Period for that calendar year, to be determined by an independent appraiser selected by the Stockholders acting by Majority Consent. The Stockholders acting by Special Consent may cause the Agreed Price applicable to a particular calendar year to be adjusted not more than twice during that calendar year to a price (which shall be a good faith estimate of the fair market value of the Company's stock) agreed upon in writing by the Stockholders acting by Special Consent, and if the Stockholders cannot reach such agreement by Special Consent, then a price representing the fair market value of the

Shares at such time as determined by an independent appraiser selected by the Stockholders acting by Majority Consent.

     6.03 Payment of Purchase Price. The Purchase Price shall be paid by delivering to the transferring Stockholder, or the legal representative of such Stockholder, a bank certified or cashier's check or checks at a "Closing" to be held within ten (10) days of final determination of the number of Shares that will be purchased by the Company and any Qualified Stockholders pursuant to their purchase rights under this Agreement and the price payable therefor. At the Closing, the transferring Stockholder, or the Stockholder's legal representative, shall deliver to the Company and/or the Qualified Stockholders purchasing the Shares, as applicable, (individually a "Purchaser" and collectively the "Purchasers") the certificate or certificates representing the Shares to be purchased, duly endorsed or accompanied by duly executed stock powers for transfer to the Purchasers. If there is more than one Purchaser, the certificate or certificates shall be delivered to the Company and the Company shall reissue certificates representing the Shares to the Purchasers as appropriate. Delivery of the Shares to the Purchasers shall constitute the representation and warranty of the transferring Stockholder to the Purchasers that the Shares being purchased are delivered free and clear of all claims, encumbrances, or other rights or interests of third parties, including without limitation community property rights of spouses or former spouses (other than liens created in compliance with this Agreement and fully disclosed), and that the Purchasers shall obtain good and marketable title to the Shares (subject to this Agreement). All parties to a purchase of Shares under this Agreement shall promptly execute and file all agreements, documents, applications, and instruments and shall take such additional actions required by applicable securities and other laws, rules, or regulations to effect the sales of the Shares pursuant hereto.

     6.04 Failure to Deliver Company Option Shares. If any Stockholder obligated to transfer Shares hereunder fails or refuses to deliver on a timely basis duly endorsed certificates representing the Shares to be sold to the Company or Qualified Stockholders, the Company or the purchasing Qualified Stockholders will have the right to deposit the Purchase Price for such Shares in a special account with any bank or trust company in the State of California, giving notice of such deposit to the Stockholder obligated to sell, whereupon such Shares will be deemed to have been purchased by the Company or Qualified Stockholders. All such moneys, less any fees and expenses charged by the bank or trust company, will be held by the bank or trust company for the benefit of the selling Stockholder. All moneys deposited with the bank or trust company remaining unclaimed for six (6) years after the date of deposit must be repaid by the bank or trust company to the Company on demand, and the selling Stockholder may thereafter look only to the Company for payment.

                                     VII.
                              GENERAL PROVISIONS

     7.01 Equity Securities. In the event the Company issues equity securities other than common stock, or securities exercisable or convertible for common stock or other equity securities, this Agreement shall be deemed to apply to such securities in the same manner as to common stock, with such equity securities weighted as equitable and appropriate hereunder, according to their relative voting rights and/or liquidation or other preferential rights vis-a-vis common stock or the number of shares of common stock ultimately issuable upon their exercise or conversion.

     7.02 Non-Employee Stockholders. Notwithstanding anything herein to the contrary, no Stockholder who is not a Qualified Stockholder will have any right to purchase Shares hereunder.

     7.03 Transferees. Any person or entity acquiring Shares or any interest therein pursuant to this Agreement shall take the same subject to the terms of this Agreement, shall be a Stockholder for purposes of this Agreement and may not make any Transfer except as provided in this Agreement.

     7.04 Adoptees. Adopted children shall be treated the same as biological children for purposes of determining direct lineal descendancy hereunder.

     7.05 Equitable Remedies. The parties to this Agreement recognize and agree that the Shares subject to this Agreement are of a peculiar and unique character, and that this Agreement may be enforced by an injunction or injunctions to prevent Transfers or other dispositions of the Shares not in accordance with the terms of this Agreement or by a decree for specific performance of the provisions of this Agreement.

     7.06 Authorization of Directors. Subject to the provisions of this Agreement, the Board of Directors of the Company shall have full authority to prescribe regulations and conditions not inconsistent with this Agreement for the exercise of rights to purchase Shares hereunder, the consummation of purchases and sales thereunder, and any and all other matters necessary and convenient for the performance of this Agreement.

     7.07 Copy For Inspection. A copy of this Agreement shall be filed in the principal office of the Company and shall be made available to Stockholders upon request.

     7.08 Notices. All written notices referred to in this Agreement shall be communicated by means of registered or certified mail (return receipt requested) or personal delivery and shall be effective for purposes of determining compliance with the time requirements herein (unless otherwise specifically provided herein) at the time of personal delivery, or upon deposit in the United States mail, postage fully prepaid, addressed, if to the Company, at its then principal place of business, if to a Stockholder, at the latest address of such Stockholder shown on the books of the Company, or if to the legal representative of a deceased Stockholder or to such deceased Stockholder's heirs at law, at the latest address of such deceased Stockholder shown on the books of the Company. Any such notice shall be conclusively deemed to have been received by the addressee for purposes hereof when tendered at the address to which it is so addressed.

     7.09 Legal Holidays. In the event that any period of time specified in this Agreement ends on a Saturday or Sunday or a legal holiday, as defined under the present or any future laws of the State of California, then such period shall be construed to include the next succeeding business day.

     7.10 Successors and Assigns. This Agreement shall be binding upon the successors, heirs, executors, administrators and assigns of the parties hereto. In the event that any security subject to this Agreement or any right hereunder shall be determined to be community property under the laws of California or any other state or country, this Agreement shall bind the community interest of the spouse, and such spouse's heirs, executors, administrators and assigns, as well as the interest of the party in whose name the security is registered.

     7.11 Amendment. This Agreement may be amended only with the consent of the Qualified Stockholders owning outstanding voting securities of the Company representing more than 50% of the total voting interest represented by all outstanding voting securities of the Company owned by Qualified Stockholders.

     7.12 Termination of Agreement. This Agreement shall terminate upon: (a) the vote of the Stockholders acting by Special Consent, (b) the dissolution of the Company, (c) the concurrent death of all of the Stockholders, (d) the merger or other acquisition of the Company in a transaction in which the Company is not the survivor and the Stockholders do not own more than 50% of the voting securities or securities convertible or exercisable for voting securities of the survivor of the merger, or (e) the consummation of an underwritten public offering of common stock of the Company having gross proceeds of at least $10 million and a price per share or other unit to the public of at least $5.00.

     7.13 Attorneys' Fees and Costs. If any party to this Agreement brings any action or proceeding, at law or equity, to enforce this Agreement or on account of any breach of this Agreement, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties the reasonable attorneys' fees and costs of the prevailing party or parties incurred in such action. If there is more than one non-prevailing party in such action, the non-prevailing parties shall each be liable only for the portion of the attorneys' fees and costs of the prevailing party or parties as the court or arbitration determines are fairly allocable to such non-prevailing party in light of all of the facts and circumstances, including relative fault among all non-prevailing parties, provided that all attorneys' fees and costs of the prevailing party or parties will be allocated.

     7.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     7.15 Entire Agreement. This Agreement together with the Plan and the Stock Option Agreement by and between the Stockholder and the Company, supersede all prior written and oral understandings, commitments and agreements between the Stockholder, on the one hand, and the Company and/or its subsidiaries, on the other hand, with respect to the subject matter of this Agreement, and constitute a complete and exclusive statement of the terms of the agreement between the parties hereto with respect to the subject matter of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                              BROADBAND SPORTS, INC.


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________



                              By:________________________________________
                              [NAME]

                                   EXHIBIT I
                                      TO
                             STOCKHOLDER AGREEMENT

                                SPOUSAL CONSENT


                      CONSENT TO STOCKHOLDER AGREEMENT OF
                            BROADBAND SPORTS, INC.

     The undersigned is the spouse of _______________ and acknowledges that he or she has read the Stockholder Agreement among Broadband Sports, Inc., a Delaware corporation (the "Company"), and its stockholders (the "Agreement") and clearly understands its provisions. The undersigned is aware that, by the provisions of the Agreement, the undersigned and his or her spouse have agreed to subject all their interest in the Company, including any community property, joint tenancy, or tenancy in common interest, to the terms of the Agreement, including provisions of the Agreement that restrict their ability to sell or transfer their interest in the Company. The undersigned understands and agrees that the Agreement provides that upon dissolution of marriage the undersigned will not be entitled to any interest in the Company, and must take other property in lieu of any such interest. The undersigned hereby expressly approves of and agrees to be bound by the provisions of the Agreement in its entirety, including without limitation those provisions relating to sales and transfers of interests in the Company and limitations on inheritance at death. If the undersigned predeceases his or her spouse when his or her spouse owns an interest in the Company, he or she hereby agrees not to devise or bequeath any interest he or she may have in the Company in contravention of the Agreement.


     Date:____________________________


     _________________________________
     (Signature of spouse)



     _________________________________
     (Printed name of spouse)

                                   EXHIBIT B
                                      to
                            BROADBAND SPORTS, INC.
                          1998 EQUITY INCENTIVE PLAN

                              NOTICE OF EXERCISE

Broadband Sports, Inc.

     Re: Stock Option

     Notice is hereby given that I elect to purchase the number of shares (the "Shares") set forth below pursuant to the stock option referenced below at the exercise price applicable thereto:

     Option Grant Date:            _______________

     Vesting Commencement Date:    _______________

     Total Number of Shares
     Underlying Original Option:   _______________

     Number of Shares for
     which Option has been
     Previously Exercised:         _______________

     Exercise Price Per Share:     _______________

     Number of Shares Being
     Acquired With This Exercise:  _______________


     A check in the amount of the aggregate price of the shares being purchased is attached.

     I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

     I understand that the certificate representing the Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Shares.

     I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 1998 Equity Incentive Plan.

                                        ________________________________
                                        (signature)

                                        ________________________________
                                        (name of Optionee)

                            BROADBAND SPORTS, INC.
                          1998 EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT (this "Agreement") is made effective as of the Option Grant Date set forth below, by and between Broadband Sports, Inc., a Delaware corporation (the "Company"), and _________________________ ("Optionee"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Broadband Sports, Inc. 1998 Equity Incentive Plan (the "Plan"). The parties agree as follows:

     1.   Governing Plan. Optionee has received a copy of the Plan. This
          --------------
Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control.

     2.   Grant of Option.  The Company hereby grants to Optionee a stock option
          ---------------
(the "Option") to purchase shares of the Company's Common Stock upon the following terms and conditions:

     ---------------------------------------------------------------------------------------------------------------------
     Option Grant Date:

     Vesting Commencement Date:

     Type of Option (Incentive/Nonqualified):

     Maximum Number of Shares of Common
     Stock Issuable Upon Exercise of Option:
                                                              ____________________

     Purchase Price Per Share:                                $___________________

     Vesting Schedule:                                        The Option to purchase the option shares will vest with
                                                              respect to 1/4th of the option shares on the first
                                                              anniversary of the Vesting Commencement Date and with
                                                              respect to 1/16th of the option shares on each quarterly (3 month) anniversary of the Vesting Commencement Date
                                                              thereafter.
     Expiration Date:                                         ____________________
     ---------------------------------------------------------------------------------------------------------------------

     3.   Governing Law. This Agreement shall be governed by, interpreted under,
          -------------
and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

     4.   Entire Agreement. This Agreement together with the document(s)
          ----------------
referred to herein supersede all prior written and oral commitments, understandings and agreements between Optionee, on the one hand, and the Company and/or its subsidiaries, on the other hand, with respect to the subject matter of this Agreement, and constitute a complete and exclusive statement of the terms of the agreement between the Optionee and the Company with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by Optionee and the Company.

     5.   No Representations; Reverse Stock Splits. The Company does not make,
          ----------------------------------------
nor has it authorized anyone to make on its behalf, any representations or warranties as to the value of the Option or the Common Stock underlying the Option today or in the future. Optionee understands and acknowledges that both the Option and the underlying Common Stock may have no value. Optionee understands and acknowledges that in the event the Company makes available its capital stock, including without limitation its Common Stock, in a public offering or a private placement, it is likely that the Company's outstanding securities, including without limitation its Common Stock underlying the Option, will be subject to a reverse split by a factor of fifteen (15) or more.

     IN WITNESS WHEREOF, the Company and Optionee have executed this Stock Option Agreement effective as of the Option Grant Date.

The Company:                            Optionee:

BROADBAND SPORTS, INC.


By:______________________________       __________________________________

Name:____________________________       [NAME]

Title:___________________________

                            BROADBAND SPORTS, INC.
                          1998 EQUITY INCENTIVE PLAN

              STOCK OPTION AGREEMENT FOR INCENTIVE STOCK OPTIONS
                             Athlete Direct, Inc.


     THIS STOCK OPTION AGREEMENT (this "Agreement") is made effective as of the Option Grant Date set forth below, by and between Broadband Sports, Inc., a Delaware corporation (the "Company"), and _________________________ ("Optionee"). This Option is being granted to Optionee to encourage and reward his or her contributions to the performance of Athlete Direct, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Athlete Direct"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Broadband Sports, Inc. 1998 Equity Incentive Plan (the "Plan"). The parties agree as follows:

     1.   Governing Plan. Optionee has received a copy of the Plan. This
          --------------
Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control.

     2.   Grant of Option. The Company hereby grants to Optionee a stock option
          ---------------
(the "Option") to purchase shares of the Company's Common Stock upon the following terms and conditions:

     ---------------------------------------------------------------------------------------------------------------------
     Option Grant Date:

     Vesting Commencement Date:

     Type of Option:                                          Incentive

     Maximum Number of Shares of Common
     Stock Issuable Upon Exercise of Option:
                                                              ____________________

     Purchase Price Per Share:                                $___________________

     Vesting Schedule:                                        The Option to purchase the option shares will vest with
                                                              respect to 1/4th of the option shares on the first
                                                              anniversary of the Vesting Commencement Date and with
                                                              respect to 1/16th of the option shares on each quarterly (3 month) anniversary of the Vesting Commencement Date
                                                              thereafter.

     Expiration Date:                                         ____________________
     ---------------------------------------------------------------------------------------------------------------------

     3.   Consent to Adjustment of Option.  Optionee acknowledges that this
          -------------------------------
Option has been granted in connection with Optionee's expected contributions to Athlete Direct and therefore agrees that if the Company consummates any transaction (a "Sale Transaction") involving the transfer of all or substantially all of the assets or capital stock of Athlete Direct (whether by sale, merger, exchange, consolidation or any other manner) to a third-party (the "Transferee") without transferring all or substantially all of the assets or capital stock of the Company, the Company shall have the right, but not the obligation, to adjust, exchange or convert Optionee's Option into an option (of equivalent value as determined in good faith by the Administrator) to acquire shares of Athlete Direct or the Transferee.

     4.   Governing Law. This Agreement shall be governed by, interpreted under,
          -------------
and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

     5.   Entire Agreement. This Agreement together with the document(s)
          ----------------
referred to herein supersede all prior written and oral commitments, understandings and agreements between Optionee, on the one hand, and the Company and/or its subsidiaries (including without limitation Athlete Direct), on the other hand, with respect to the subject matter of this Agreement, and constitute a complete and exclusive statement of the terms of the agreement between the Optionee and the Company with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by Optionee and the Company.

     6.   No Representations; Reverse Stock Splits. The Company does not make,
          ----------------------------------------
nor has it authorized anyone to make on its behalf, any representations or warranties as to the value of the Option or the Common Stock underlying the Option today or in the future. Optionee understands and acknowledges that both the Option and the underlying Common Stock may have no value. Optionee understands and acknowledges that in the event the Company makes available its capital stock, including without limitation its Common Stock, in a public offering or a private placement, it is likely that the Company's outstanding securities, including without limitation its Common Stock underlying the Option, will be subject to a reverse split by a factor of fifteen (15) or more.

     IN WITNESS WHEREOF, the Company and Optionee have executed this Stock Option Agreement effective as of the Option Grant Date.

The Company:                            Optionee:

BROADBAND SPORTS, INC.


By:________________________________     __________________________________
Name:______________________________     [NAME]
Title:_____________________________

                            BROADBAND SPORTS, INC.
                          1998 EQUITY INCENTIVE PLAN

            STOCK OPTION AGREEMENT FOR NON-QUALIFIED STOCK OPTIONS
                             Athlete Direct, Inc.


     THIS STOCK OPTION AGREEMENT (this "Agreement") is made effective as of the Option Grant Date set forth below, by and between Broadband Sports, Inc., a Delaware corporation (the "Company"), and _________________________ ("Optionee"). This Option is being granted to Optionee to encourage and reward his or her contributions to the performance of Athlete Direct, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Athlete Direct"), pursuant to that certain Agreement dated __________________ by and between and Optionee and Athlete Direct (the "Athlete Agreement"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Broadband Sports, Inc. 1998 Equity Incentive Plan (the "Plan"). The parties agree as follows:

     1.   Governing Plan. Optionee has received a copy of the Plan. This
          --------------
Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control.

     2.   Grant of Option. The Company hereby grants to Optionee a stock option
          ---------------
(the "Option") to purchase shares of the Company's Common Stock upon the following terms and conditions:

     ---------------------------------------------------------------------------------------------------------------------
     Option Grant Date:

     Vesting Commencement Date:

     Type of Option:                                          Nonqualified

     Maximum Number of Shares of Common
     Stock Issuable Upon Exercise of Option:
                                                              ____________________

     Purchase Price Per Share:                                $___________________

     Vesting Schedule:                                        The Option to purchase the option shares will vest at a
                                                              rate of _____% per year beginning on the first anniversary of the Vesting Commencement Date.  The Option shall only be exercisable with respect to vested option shares upon the
                                                              earlier of (i) the merger or other acquisition of the
                                                              Company in a transaction in which the Company is not the
                                                              survivor and the stockholders of the Company immediately
                                                              prior to such merger or other acquisition do not own more
                                                              than 50% of the voting securities or securities convertible or exercisable for voting securities of the survivor of the merger, (ii) the consummation of an underwritten public
                                                              offering of common stock of the Company having gross
                                                              proceeds of at least $10 million and a price per share or
                                                              other unit to the public of at least $5.00 or (iii) the
                                                              third anniversary of the Vesting Commencement Date.
     ---------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------
       Expiration Date:                                         ____________________
     ----------------------------------------------------------------------------------------------------

     3.   Consent to Adjustment of Option.  Optionee acknowledges that this
          -------------------------------
Option has been granted in connection with Optionee's expected contributions to Athlete Direct and therefore agrees that if the Company consummates any transaction (a "Sale Transaction") involving the transfer of all or substantially all of the assets or capital stock of Athlete Direct (whether by sale, merger, exchange, consolidation or any other manner) to a third-party (the "Transferee") without transferring all or substantially all of the assets or capital stock of the Company, the Company shall have the right, but not the obligation, to adjust, exchange or convert Optionee's Option into an option (of equivalent value as determined in good faith by the Administrator) to acquire shares of Athlete Direct or the Transferee.

     4.   Governing Law. This Agreement shall be governed by, interpreted under,
          -------------
and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

     5.   Entire Agreement. This Agreement together with the document(s)
          ----------------
referred to herein supersede all prior written and oral commitments, understandings and agreements (including without limitation the Athlete Agreement) between Optionee, on the one hand, and the Company and/or its subsidiaries (including without limitation Athlete Direct), on the other hand, with respect to the subject matter of this Agreement, and constitute a complete and exclusive statement of the terms of the agreement between the Optionee and the Company with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by Optionee and the Company.

     6.   No Representations; Reverse Stock Splits. The Company does not make,
          ----------------------------------------
nor has it authorized anyone to make on its behalf, any representations or warranties as to the value of the Option or the Common Stock underlying the Option today or in the future. Optionee understands and acknowledges that both the Option and the underlying Common Stock may have no value. Optionee understands and acknowledges that in the event the Company makes available its capital stock, including without limitation its Common Stock, in a public offering or a private placement, it is likely that the Company's outstanding securities, including without limitation its Common Stock underlying the Option, will be subject to a reverse split by a factor of fifteen (15) or more.

     IN WITNESS WHEREOF, the Company and Optionee have executed this Stock Option Agreement effective as of the Option Grant Date.

The Company:                            Optionee:

BROADBAND SPORTS, INC.


By:____________________________         ________________________________

Name:__________________________         [NAME]

Title:_________________________

                            BROADBAND SPORTS, INC.
                          1998 EQUITY INCENTIVE PLAN

              STOCK OPTION AGREEMENT FOR INCENTIVE STOCK OPTIONS
                           Pro Sports Xchange, Inc.


     THIS STOCK OPTION AGREEMENT (this "Agreement") is made effective as of the Option Grant Date set forth below, by and between Broadband Sports, Inc., a Delaware corporation (the "Company"), and _________________________ ("Optionee"). This Option is being granted to Optionee to encourage and reward his or her contributions to the performance of Pro Sports Xchange, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("PSX"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Broadband Sports, Inc. 1998 Equity Incentive Plan (the "Plan"). The parties agree as follows:

     1.   Governing Plan. Optionee has received a copy of the Plan. This
          --------------
Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control.

     2.   Grant of Option. The Company hereby grants to Optionee a stock option
          ---------------
(the "Option") to purchase shares of the Company's Common Stock upon the following terms and conditions:

     ---------------------------------------------------------------------------------------------------------------------
     Option Grant Date:

     Vesting Commencement Date:

     Type of Option:                                          Incentive

     Maximum Number of Shares of Common
     Stock Issuable Upon Exercise of Option:
                                                              ____________________

     Purchase Price Per Share:                                $___________________

     Vesting Schedule:                                        The Option to purchase the option shares will vest with
                                                              respect to 1/4th of the option shares on the first
                                                              anniversary of the Vesting Commencement Date and with
                                                              respect to 1/16th of the option shares on each quarterly (3 month) anniversary of the Vesting Commencement Date
                                                              thereafter.
     Expiration Date:                                         ____________________
     ---------------------------------------------------------------------------------------------------------------------

     3.   Consent to Adjustment of Option.  Optionee acknowledges that this
          -------------------------------
Option has been granted in connection with Optionee's expected contributions to PSX and therefore agrees that if the Company consummates any transaction (a "Sale Transaction") involving the transfer of all or substantially all of the assets or capital stock of PSX (whether by sale, merger, exchange, consolidation or any other manner) to a third-party (the "Transferee") without transferring all or substantially all of the assets or capital stock of the Company, the Company shall have the right, but not the obligation, to adjust, exchange or convert Optionee's Option into an option (of equivalent value as determined in good faith by the Administrator) to acquire shares of PSX or the Transferee.

     4.   Governing Law. This Agreement shall be governed by, interpreted under,
          -------------
and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

     5.   Entire Agreement. This Agreement together with the documents(s)
          ----------------
referred to herein supersede all prior written and oral commitments, understandings and agreements between Optionee, on the one hand, and the Company and/or its subsidiaries (including without limitation PSX), on the other hand, with respect to the subject matter of this Agreement, and constitute a complete and exclusive statement of the terms of the agreement between the Optionee and the Company with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by Optionee and the Company.

     6.   No Representations; Reverse Stock Splits. The Company does not make,
          ----------------------------------------
nor has it authorized anyone to make on its behalf, any representations or warranties as to the value of the Option or the Common Stock underlying the Option today or in the future. Optionee understands and acknowledges that both the Option and the underlying Common Stock may have no value. Optionee understands and acknowledges that in the event the Company makes available its capital stock, including without limitation its Common Stock, in a public offering or a private placement, it is likely that the Company's outstanding securities, including without limitation its Common Stock underlying the Option, will be subject to a reverse split by a factor of fifteen (15) or more.

     IN WITNESS WHEREOF, the Company and Optionee have executed this Stock Option Agreement effective as of the Option Grant Date.

The Company:                            Optionee:

BROADBAND SPORTS, INC.


By:_____________________________        ________________________________

Name:___________________________        [NAME]

Title:__________________________

Title:__________________________

                            BROADBAND SPORTS, INC.
                          1998 EQUITY INCENTIVE PLAN

            STOCK OPTION AGREEMENT FOR NON-QUALIFIED STOCK OPTIONS
                           Pro Sports Xchange, Inc.


     THIS STOCK OPTION AGREEMENT (this "Agreement") is made effective as of the Option Grant Date set forth below, by and between Broadband Sports, Inc., a Delaware corporation (the "Company"), and _________________________ ("Optionee"). This Option is being granted to Optionee to encourage and reward his or her contributions to the performance of Pro Sports Xchange, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("PSX"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Broadband Sports, Inc. 1998 Equity Incentive Plan (the "Plan"). The parties agree as follows:

     1.   Governing Plan. Optionee has received a copy of the Plan. This
          --------------
Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control.

     2.   Grant of Option. The Company hereby grants to Optionee a stock option
          ---------------
(the "Option") to purchase shares of the Company's Common Stock upon the following terms and conditions:

     ---------------------------------------------------------------------------------------------------------------------
     Option Grant Date:

     Vesting Commencement Date:

     Type of Option:                                          Nonqualified
     Maximum Number of Shares of Common
     Stock Issuable Upon Exercise of Option:
                                                              ____________________

     Purchase Price Per Share:                                $___________________

     Vesting Schedule:                                        The Option to purchase the option shares will vest at a
                                                              rate of _____% per year beginning on the first anniversary of the Vesting Commencement Date.  The Option shall only be exercisable with respect to vested option shares upon the
                                                              earlier of (i) the merger or other acquisition of the
                                                              Company in a transaction in which the Company is not the
                                                              survivor and the stockholders of the Company immediately
                                                              prior to such merger or other acquisition do not own more
                                                              than 50% of the voting securities or securities convertible or exercisable for voting securities of the survivor of the merger, (ii) the consummation of an underwritten public
                                                              offering of common stock of the Company having gross
                                                              proceeds of at least $10 million and a price per share or
                                                              other unit to the public of at least $5.00 or (iii) the
                                                              third anniversary of the Vesting Commencement Date.
     Expiration Date:                                         ____________________
     ---------------------------------------------------------------------------------------------------------------------

     3.   Consent to Adjustment of Option.  Optionee acknowledges that this
          -------------------------------
Option has been granted in connection with Optionee's expected contributions to PSX and therefore agrees that if the Company consummates any transaction (a "Sale Transaction") involving the transfer of all or substantially all of the assets or capital stock of PSX (whether by sale, merger, exchange, consolidation or any other manner) to a third-party (the "Transferee") without transferring all or substantially all of the assets or capital stock of the Company, the Company shall have the right, but not the obligation, to adjust, exchange or convert Optionee's Option into an option (of equivalent value as determined in good faith by the Administrator) to acquire shares of PSX or the Transferee.

     4.   Governing Law. This Agreement shall be governed by, interpreted under,
          -------------
and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

     5.   Entire Agreement. This Agreement together with the document(s)
          ----------------
referred to herein supersede all prior written and oral commitments, understandings and agreements between Optionee, on the one hand, and the Company and/or its subsidiaries (including without limitation PSX), on the other hand, with respect to the subject matter of this Agreement, and constitute a complete and exclusive statement of the terms of the agreement between the Optionee and the Company with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by Optionee and the Company.

     6.   No Representations; Reverse Stock Splits. The Company does not make,
          ----------------------------------------
nor has it authorized anyone to make on its behalf, any representations or warranties as to the value of the Option or the Common Stock underlying the Option today or in the future. Optionee understands and acknowledges that both the Option and the underlying Common Stock may have no value. Optionee understands and acknowledges that in the event the Company makes available its capital stock, including without limitation its Common Stock, in a public offering or a private placement, it is likely that the Company's outstanding securities, including without limitation its Common Stock underlying the Option, will be subject to a reverse split by a factor of fifteen (15) or more.

     IN WITNESS WHEREOF, the Company and Optionee have executed this Stock Option Agreement effective as of the Option Grant Date.

The Company:                            Optionee:

BROADBAND SPORTS, INC.


By:_____________________________        _________________________________

Name:___________________________        [NAME]

Title:__________________________

                            BROADBAND SPORTS, INC.

                            RESTRICTED STOCK GRANT

Date:  ____________________

To:    ____________________
       ____________________
       ____________________


Dear   ____________________:

     The Board of Directors of Broadband Sports, Inc., a Delaware corporation (the "Company"), has elected to grant to ____________________ ("you") an award of restricted stock on the terms and conditions set forth below:

     1.   Grant of Restricted Stock.  The Company hereby grants to you
          -------------------------
______________ _____________________ (________) shares of the Company's common stock (the "Granted Stock"), subject to the terms, conditions and restrictions set forth below (this "Restricted Stock Grant"). Simultaneous to your execution and delivery of this Restricted Stock Grant to the Company, you shall pay to the Company $__________ for each share of the Granted Stock that you acquire pursuant to this Restricted Stock Grant (the "Acquisition Consideration") and to enter into a stockholder agreement in the form specified by the Company (the "Stockholder Agreement").

     2.   Restrictions on the Granted Stock.  Any Granted Stock acquired by you
          ---------------------------------
will be subject to the following restrictions:

          (a)  No Transfer.  The shares of Granted Stock may not be sold,
               -----------
     assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions set forth in Section 2(b)
                                                                 ------------
     are removed or expire as provided in Section 2(c), and any additional
                                          ------------
     requirements or restrictions contained in this Restricted Stock Grant have been satisfied, terminated or expressly waived by the Company in writing. Further, any such transfer may only be made in compliance with the Stockholder Agreement.

          (b)  Restrictions.  Notwithstanding the Stockholder Agreement, in the
               ------------
     event your service as a _______________________ of the Company terminates for any reason, the Company will have the right, which must be exercised not later than ninety (90) days following such termination, to buy, for cash and at the price per share that you paid to the Company, all shares of Granted Stock acquired hereunder that are, at the date of such termination, still subject to the vesting restrictions imposed under this Section. Shares no longer subject to such vesting restrictions will be governed by the Stockholder Agreement.

          (c)  Removal of Restrictions.  The restrictions imposed under the
               -----------------------
     foregoing provisions of this Section will expire and be removed, and the shares of Granted Stock acquired by you under this Restricted Stock Grant will vest, in accordance with the following rules:

               (i)  The restrictions imposed under Section 2(b) above will lapse
                                                   ------------
          and be removed at the rate of (A) 1/4th of the shares of Granted Stock on the first anniversary of this Restricted Stock Grant; and (B) 1/12th of the shares of Granted Stock on the first day of each quarter (3 month period) thereafter (the "Vesting Schedule").

               (ii) In the event that your service as a ____________________ of the Company terminates for any reason before you are fully vested in the Granted Stock, the restrictions imposed under Section 2(b) will
                                                            ------------
          expire and be removed if the Company does not elect to repurchase the Granted Stock within ninety (90) days of such termination, but the Granted Shares will remain subject to the Stockholder Agreement.

     3.   Voting and Other Rights.  Notwithstanding anything to the contrary in
          -----------------------
the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 2, except as otherwise provided herein, you
                          ---------
will have all of the rights of a stockholder with respect to all of the Granted Stock you purchase, including without limitation the right to vote such Granted Stock and the right to receive all dividends or other distributions with respect to such Granted Stock. In connection with the payment of such dividends or other distributions, the Company will be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for your account.

     4.   Expiration of Restrictions. As soon as practicable after the lapse and
          --------------------------
removal of the restrictions applicable to all or any portion of the Granted Stock as provided in Section 2, the Company will release the certificate(s)
                     ---------
representing such Granted Stock to you, provided that (a) you have paid to the Company, by cash or check, the Acquisition Consideration and an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for your account, or otherwise made arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise, and (b) you have, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Granted Stock will not be sold other than (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements of such Act; (ii) in compliance with all applicable state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Plan and the Stockholder Agreement to which you are party.

     5.   Section 83(b) Election.  You will be entitled to make an election
          ----------------------
pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in your gross income the amount by which the fair market value of the Granted Stock you acquire exceeds the Acquisition Consideration only if, prior to making any such election, you (a) notify the Company of your intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit A,
---------
and (b) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for your account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

     6.   Merger, Consolidation or Reorganization.  In the event of a merger,
          ---------------------------------------
consolidation or reorganization of the Company in which the Common Stock of the Company is exchanged for cash, securities or other property (the "Exchange Consideration"), you will be entitled to receive a proportionate share of the Exchange Consideration in exchange for your Granted Stock; provided, however, that your share of the Exchange Consideration shall be subject to the vesting restrictions imposed under Section 2, unless the Board of Directors, in its
                           ---------
discretion, accelerates the Vesting Schedule.

     7.   No Right to Continued Employment. This Restricted Stock Grant does not
          --------------------------------
confer upon you any right to continue as an employee of the Company, nor does it limit in any way the right of the Company to terminate your services to the Company at any time, with or without cause.

     8.   No Representations; Reverse Stock Splits.  The Company does not make,
          ----------------------------------------
nor has it authorized anyone to make on its behalf, any representations or warranties as to the value of the Option or the Common Stock underlying the Option today or in the future. Optionee understands and acknowledges that both the Option and the underlying Common Stock may have no value. Optionee understands and acknowledges that in the event the Company makes available its capital stock, including without limitation its Common Stock, in a public offering or a private placement, it is likely that the Company's outstanding securities, including without limitation its Common Stock underlying the Option, will be subject to a reverse split, perhaps by a factor of ten (10) or more.

     9.   No Assignment.  Neither this Restricted Stock Grant nor any rights
          -------------
granted herein are assignable by you.

     10.  Notices.  All notices or other communications required or permitted
          -------
hereunder will be in writing, and will be sufficient in all respects only if delivered in person or sent via certified mail, postage prepaid, delivered as follows:

          If to the Company:  Broadband Sports, Inc.

                              ______________________________

                              ______________________________

          If to you:
                              ______________________________

                              ______________________________

                              ______________________________


     11.  Governing Law.  This Restricted Stock Grant will be governed by and
          -------------
construed in accordance with the laws of the State of Delaware.

     12.  Governing Plan.  This Restricted Stock Grant is subject in all
          --------------
respects to the applicable provisions of the Company's 1998 Equity Incentive Plan (the "Plan"), which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Restricted Stock Grant, the provisions of the Plan shall control. Terms not otherwise defined in this Restricted Stock Grant shall have the meanings ascribed to them in the Plan.

     13.  Entire Agreement.  This Restricted Stock Grant together with the
          ----------------
document(s) referred to herein supersede all prior written and oral commitments, understandings and agreements (including without limitation that certain Agreement dated _________ by and between and you and [__________]) between you, on the one hand, and the Company and/or its subsidiaries, on the other hand, with respect to the subject matter of this Agreement, and constitute a complete and exclusive statement of the terms of the agreement between you and the Company with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by you and the Company.

                              BROADBAND SPORTS, INC.

                              By:_____________________________________
                              Name:___________________________________
                              Its:____________________________________


                              By:_____________________________________
                              [NAME]

                                   EXHIBIT A
                                      to
                            Restricted Stock Grant

                ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY
                      IN GROSS INCOME IN YEAR OF TRANSFER

                        INTERNAL REVENUE CODE (S) 83(b)

       The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below, and supplies the following information in accordance with the regulations promulgated thereunder:

1.     Name, address and taxpayer identification number of the undersigned:

       ___________________________________
       ___________________________________
       ___________________________________
       Taxpayer I.D. No.:_________________

2.     Description of property with respect to which the election is being made:

       ____________ shares of Common Stock of Broadband Sports, Inc., a Delaware corporation (the "Company")

3.     Date on which property was transferred:

4.     Taxable year to which this election relates:

5.     Nature of the restrictions to which the property is subject:

       If the taxpayer's service as a ______________ of the Company terminates for any reason before the Common Stock vests, the Company will have the right to repurchase the Common Stock from the taxpayer at $_______ per share. The Common Stock vests according to the following schedule:
       _________________________________________________________________________

       The Common Stock is non-transferable in the taxpayer's hands, by virtue of language to that effect stamped on the stock certificate.

6.     Fair market value of the property:

       The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions that by their terms will never lapse) of the property with respect to which this election is being made is $_________ per share.

7.     Amount paid for the property:

       The amount paid by the taxpayer for said property is $________ per share.

8.     Furnishing statement to employer:

       A copy of this statement has been furnished to _______________


Date:  ________________                       ________________________________